Exhibit 99.1

AppLovin Announces First Quarter 2021 Results

Revenue up 132% year over year to $604 million; Initiates full year 2021 Revenue and Adjusted EBITDA guidance of between $2.65 and $2.70 billion and between $680 and $700 million, respectively

PALO ALTO – May 12, 2021 – AppLovin Corporation, (NASDAQ: APP) (“AppLovin” or “we”) a leading marketing software company, today announced financial results for the first quarter ended March 31, 2021 and posted a letter to its shareholders on its investor relations website.

“We are excited to deliver record revenue in our first earnings report as a newly public company. Our record growth 1Q21 results are driven by the powerful combination of our integrated business model, incorporating software, content and data. Additionally, in April 2021 we closed on the previously announced acquisition of app measurement leader Adjust as well as completed the acquisitions of two more top grossing games: West Game and Cash Tornado Slots,” said Adam Foroughi, CEO and co-founder of AppLovin. ”As we continue to grow our content portfolio, gain access to data, and improve the efficacy of our marketing software, we see a path to outsized growth for years to come.”

First Quarter 2021 Financial Summary

We achieved our highest revenue and Adjusted EBITDA growth quarter in total and across all parts of our business. All comparisons are versus Q1 2020.

•	Total revenue was $603.9 million, an increase of 132%. Organic revenue growth was 89%.

•	Net loss was $10.6 million compared to net income of $4.7 million in 1Q20.

•	Adjusted EBITDA totaled $131 million, an increase of 110%.

Fiscal 2021 Outlook

•	Total Revenue of $2.65 - $2.70 billion, representing approximately +83% growth.

•	Total Adjusted EBITDA of $680-$700 million, representing approximately +100% growth.

We have not provided the forward-looking GAAP equivalent for our Adjusted EBITDA guidance as a result of the uncertainty regarding, and the potential variability of, certain reconciling items such as stock-based compensation expense. Accordingly, a reconciliation of our Adjusted EBITDA guidance to net income (loss), the corresponding GAAP measure, is not available without unreasonable effort. However, it is important to note that material changes to reconciling items could have a significant effect on future GAAP results. We have provided a reconciliation of historical Adjusted EBITDA to net income (loss) in tables at the end of this release.

(1)    Organic growth represents revenue growth from existing Apps owned at the end of the prior period and newly developed Apps from existing Owned and Partner Studios owned at the end of the prior period.

Webcast and Conference Calls

AppLovin will host a webcast and conference call today at 2:00 PM PT / 5:00 PM ET, during which management will discuss first quarterly results and provide commentary on business performance. A question-and-answer session will follow the prepared remarks.

The live audio webcast may be accessed on the Company’s investor relations website. The conference call can be accessed by dialing 1-877-407-9716 for domestic callers or 1-201-493-6779 for international callers. A replay of the call via webcast will be available at: https://investors.AppLovin.com until June 12, 2021.

About AppLovin

AppLovin’s leading marketing software provides developers a powerful, integrated set of solutions to grow their businesses. AppLovin enables developers to market, monetize, analyze and publish their apps. The company’s first party content includes over 200+ popular, engaging apps and its technology brings that content to millions of users around the world. AppLovin is headquartered in Palo Alto, California with several offices globally.

Contacts:

Investors

ir@applovin.com

Press

Emelyne Interior

press@applovin.com

Source: AppLovin Corp.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements generally relate to future events or our future financial or operating performance. In some cases, you can identify forward-looking statements because they contain words such as “may,” “will,” “should,” “expect,” “plan,” “anticipate,” “going to,” “could,” “intend,” “target,” “project,” “contemplate,” “believe,” “estimate,” “predict,” “potential,” or “continue,” or the negative of these words or other similar terms or expressions that concern our expectations, strategy, priorities, plans, or intentions. Forward-looking statements in this letter to shareholders include, but are not limited to, statements regarding our future financial performance, including our expected financial results and guidance; our expectations regarding our revenue and Adjusted EBITDA; and our expectations regarding our market opportunity and future growth. Our expectations and beliefs regarding these matters may not materialize, and actual results in future periods are subject to risks and uncertainties, including changes in our plans or assumptions, that could cause actual results to differ materially from those projected. These risks include our inability to forecast our business due to our limited operating history, fluctuations in our results of operations, the competitive mobile app ecosystem, our inability to adapt to emerging technologies and business models. The forward-looking statements contained in this letter to shareholders are also subject to other risks and uncertainties, including those more fully described in our prospectus filed pursuant to Rule 424(b) under the Securities Act of 1933, as amended, on April 15, 2021. Additional information will also be set forth in our Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2021. The forward-looking statements in this press release are based on information available to us as of the date hereof, and we disclaim any obligation to update any forward-looking statements, except as required by law.

Non-GAAP Financial Measures

To supplement our financial information presented in accordance with generally accepted accounting principles in the United States (“GAAP”), this release includes certain financial measures that are not prepared in accordance with GAAP, including Adjusted EBITDA. A reconciliation of such non-GAAP financial measure to the most directly comparable GAAP measure can be found below.

We define Adjusted EBITDA for a particular period as net income (loss) before interest expense and loss on settlement of debt, other (income) expense, net, provision for (benefit from) income taxes, amortization, depreciation and write-offs and as further adjusted for stock-based compensation expense, acquisition-related expense, loss (gain) on extinguishments of acquisition-related contingent consideration, non-operating foreign exchange losses, lease modification and abandonment of leasehold improvements, and change in the fair value of contingent consideration.

We believe that the presentation of Adjusted EBITDA provides useful information to investors regarding our results of operations and operating performance, as it is similar to measures reported by our public competitors and are regularly used by securities analysts, institutional investors and other interested parties in analyzing operating performance and prospects.

Adjusted EBITDA is a key measure we use to assess our financial performance and is also used for internal planning and forecasting purposes. We believe Adjusted EBITDA is helpful to investors, analysts, and other interested parties because it can assist in providing a more consistent and comparable overview of our operations across our historical financial periods. In addition, this measure is frequently used by analysts, investors, and other interested parties to evaluate and assess performance. We use Adjusted EBITDA in conjunction with GAAP measures as part of our overall assessment of our performance, including the preparation of our annual operating budget and quarterly forecasts, to evaluate the effectiveness of our business strategies, and to communicate with our board of directors concerning our financial performance. This non-GAAP financial measure is presented for supplemental informational purposes only and should not be considered as an alternative or substitute to financial information presented in accordance with GAAP. This measure has certain limitations in that it does not include the impact of certain expenses that are reflected in our consolidated statement of operations that are necessary to run our business. Our definition may differ from the definitions used by other companies and therefore comparability may be limited. In addition, other companies may not publish these or similar metrics. Furthermore, Adjusted EBITDA has certain limitations in that it does not include the impact of certain expenses that are reflected in our consolidated statement of operations that are necessary to run our business. Thus, our non-GAAP financial measures should be considered in addition to, not as substitutes for, or in isolation from, measures prepared in accordance with GAAP.

AppLovin Corporation

Condensed Consolidated Balance Sheets

(In thousands, except per share data)

(Unaudited)

	March 31,	December 31,
	2021	2020
Assets
Current assets:
Cash and cash equivalents	$761,075	$317,235
Accounts receivable, net	340,881	296,964
Prepaid expenses and other current assets	82,865	48,795

Total current assets	1,184,821	662,994
Property and equipment, net	22,167	28,587
Operating lease right-of-use assets	78,540	84,336
Goodwill	249,385	249,773
Intangible assets, net	1,036,800	1,086,332
Other assets	49,686	42,571

Total assets	$2,621,399	$2,154,593

Liabilities, redeemable noncontrolling interest, and stockholders’ deficit
Current liabilities:
Accounts payable	$158,023	$147,275
Accrued liabilities	95,102	95,057
Licensed asset obligation	17,666	18,760
Short-term debt	18,310	15,210
Deferred revenue	85,892	86,886
Operating lease liabilities	21,726	22,206
Deferred acquisition costs, current	89,877	212,658

Total current liabilities	486,596	598,052
Non-current liabilities:
Long-term debt	2,137,612	1,583,990
Operating lease liabilities, noncurrent	66,604	71,755
Other non-current liabilities	60,309	59,032

Total liabilities	2,751,121	2,312,829

Redeemable noncontrolling interest	255	309
Stockholders’ deficit:
Convertible preferred stock, 109,090,908 shares authorized, issued, and outstanding at December 31, 2020 and March 31, 2021; respectively	399,589	399,589
Common stock A, $0.00003 par value—386,400,000 shares authorized, 183,800,251 and 184,817,898 shares issued and outstanding at December 31, 2020 and March 31, 2021, respectively	6	6
Common stock F, $0.00003 par value—43,200,000 shares authorized, 42,564,150 shares issued and outstanding at December 31, 2020 and March 31, 2021, respectively	1	1
Additional paid-in capital	493,465	453,655
Accumulated other comprehensive income (loss)	(117)	604
Accumulated deficit	(1,022,921)	(1,012,400)

Total stockholders’ deficit	(129,977)	(158,545)

Total liabilities, redeemable noncontrolling interest, and stockholders’ deficit	$2,621,399	$2,154,593

AppLovin Corporation

Condensed Consolidated Statements of Operations

(In thousands, except per share data)

(Unaudited)

	Three Months Ended March 31,
	2021	2020
Revenue	$603,877	$260,178
Costs and expenses:
Cost of revenue	223,061	76,453
Sales and marketing	265,513	128,667
Research and development	60,876	19,112
General and administrative	42,962	10,810

Total cost and expenses	592,412	235,042

Income (loss) from operations	11,465	25,136
Other income (expense):
Interest expense and loss on settlement of debt, net	(35,010)	(18,629)
Other income, net	9,790	1,021

Total other income (expense)	(25,220)	(17,608)

Income (loss) before provision for income taxes	(13,755)	7,528
Provision for (benefit from) income taxes	(3,180)	2,864

Net income (loss)	(10,575)	4,664
Less: Net loss attributable to noncontrolling interest	(54)	—

Net income (loss) attributable to common shareholders	(10,521)	4,664

Less: Net income attributable to participating securities	—	(1,677)

Net income (loss) attributable to common stock - Basic	(10,521)	2,987

Net income (loss) attributable to common stock - Diluted	$(10,521)	$3,004

Net income (loss) per share attributable to common stockholders:

Basic	$(0.05)	$0.01

Diluted	$(0.05)	$0.01

Weighted average common shares used to compute net income (loss) per share attributable to common stockholders:

Basic	222,408,568	210,898,346

Diluted	222,408,568	214,053,440

AppLovin Corporation

Condensed Consolidated Statements of Comprehensive Loss

(In thousands)

(Unaudited)

	Three Months Ended March 31,
	2021	2020
Net income (loss)	$(10,575)	$4,664
Other comprehensive loss, net of tax:
Foreign currency translation	(721)	(36)
Interest rate swap—unrealized gain (loss), net of tax provision for (benefit from) of nil and $0.5 million, respectively	—	(1,867)
Total other comprehensive loss	(721)	(1,903)

Less: Net loss attributable to noncontrolling interest	(54)	—

Total comprehensive income (loss) attributable to common shareholders	$(11,242)	$2,761

AppLovin Corporation

Condensed Consolidated Statements of Cash Flows

(In thousands, except per share data)

(Unaudited)

	Three Months Ended March 31,
	2021	2020
Operating Activities
Net income (loss)	$(10,575)	$4,664
Adjustments to reconcile net income (loss) to operating activities:
Amortization, depreciation and write-offs	88,817	32,279
Amortization of debt issuance costs and discount	4,303	1,421
Stock-based compensation	29,959	3,462
Change in operating right-of-use asset	5,796	1,184
Loss on settlement of debt	16,852	—
Net unrealized gains on fair value remeasurement of financial instruments	(11,214)	—
Net gain on foreign currency remeasurement	(1,305)	(49)
Changes in operating assets and liabilities:
Accounts receivable	(43,917)	(3,435)
Prepaid expenses and other current assets	(18,775)	4,450
Other assets	472	53
Accounts payable	9,370	5,352
Operating lease liabilities	(5,631)	(1,098)
Accrued and other liabilities	(1,339)	(2,942)
Deferred revenue	(994)	346

Net cash provided by operating activities	61,819	45,687

Investing Activities
Purchase of property and equipment	(121)	(200)
Acquisitions, net of cash acquired	(4,152)	(54,499)
Purchase of non-marketable investments and other	(14,000)	—

Net cash used in investing activities	(18,273)	(54,699)

Financing Activities
Proceeds from debt issuance, net of issuance costs	844,729	49,835
Payments of debt principal	(302,327)	(3,053)
Payments of finance leases	(840)	(1,669)
Proceeds from exercise of stock options	12,882	145
Payments of deferred acquisition costs	(152,245)	(11,019)
Repurchase of common stock	—	(760)
Payments of deferred IPO costs	(1,825)	—

Net cash provided by financing activities	400,374	33,479

Effect of exchange rate on changes on cash and cash equivalents	(80)	7

Net increase in cash and cash equivalents	443,840	24,474
Cash and cash equivalents at beginning of the period	317,235	396,247

Cash and cash equivalents at end of the period	$761,075	$420,721

AppLovin Corporation

Condensed Consolidated Statement of Cash Flows (continued)

(In thousands)

(Unaudited)

	Three Months Ended March 31,
	2021	2020
Supplemental non-cash investing and financing activities disclosures:
Acquisitions not yet paid	$32,161	$5,370

Deferred IPO costs not yet paid	$1,834	$—

Assets acquired under finance leases	$445	$1,419

Supplemental disclosure of cash flow information:
Cash paid for interest on debt	$15,662	$15,837

Cash paid for income taxes	$221	$2,056

AppLovin Corporation

Reconciliation of Net Income (Loss) to Adjusted EBITDA

(Unaudited and in thousands, except per share data)

The following table provides our Adjusted EBITDA and Adjusted EBITDA margin and a reconciliation of net income (loss) to Adjusted EBITDA:

	Three Months Ended March 31,
($ in thousands)	2021	2020

Revenue	$603,877	$260,178

Net income (loss)	$(10,575)	$4,664

Interest expense	35,010	18,629

Other (income) expense, net	(8,626)	(1,110)

Provision for (benefit from) income tax	(3,180)	2,864

Amortization, depreciation and write-offs	88,817	32,279

Non-operating foreign exchange gain	(1,281)	—

Stock-based compensation	29,959	3,462

Acquisition-related expense	938	1,657

Total adjustments	141,637	57,781

Adjusted EBITDA	$131,062	$62,445

Adjusted EBITDA Margin	21.7%	24.0%